Exhibit 99.1

Exhibit 99.1

Broadview Networks®

Beyond Service. Beyond Software. Beyond Solutions.

Company Presentation

Quarter Ended March 31, 2012

© 2012 Broadview Networks Holdings, Inc.

Safe Harbor Statement

This presentation may contain forward-looking statements, including statements regarding, among other items, the Company’s expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “estimates,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of Broadview’s control that could cause actual results to differ materially from such statements. Some of these risks can be found in Broadview’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission.

Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation and retention costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-GAAP financial measure used by our management, together with financial measures prepared in accordance with GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise.

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

1

Highlights

Leading Provider of Next-Generation Communications Solutions

T-1 and Cloud based products represented 79% of new retail sales in 1Q 2012

Cloud communications represented 14% of retail revenue and 34% of new sales in 1Q 2012

State-of-the-Art Network Infrastructure

Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper 3,000 fiber route miles, 3 data centers, 260 colocations

Large & Diversified Customer Base

Approximately 36K SMB customers with a significant opportunity to sell into the base 86% of retail revenue is from customers with greater than $500 MRR

Target market represents the largest concentration of communications spending in the U.S.

Strong and Improving Key Operating Metrics

Steadily increasing revenue per customer Churn rates are at pre-recession levels

Recurring FCF and Increasing Profitability Margins

Over 75% of revenue under contract

350 basis point improvement in adjusted EBITDA margin in past 3 years

Experienced Management

Senior management has on average 24 years of industry expertise

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Company Overview

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Regional Focus With National Coverage

Regional Player with Cloud Services to Address Customers Nationwide Strong local presence with strategic regional sales offices

Significant addressable market for telecommunications and data services in our Northeast footprint, before cloud opportunity Strong, existing customer relationships

Cloud-based services and MPLS network allow us to extend our reach

Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers Requires less local presence allowing nationwide expansion without significant capital investment Quality of service supported through MPLS network

Large, Untapped Opportunity

Ability to address out-of-region multi-location customers through OfficeSuite™ and other cloud-based services

Dense Northeast & Mid-Atlantic Footprint

Boston

New York

Philadelphia Washington, D.C.

Cloud Services Available Nationwide

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Broadview At A Glance

Company Stats	
Customers & Market	
Total Business Customers	36K
Average Revenue per Customer	$692
Network	
Retail Access Line Equivalents	601K
Retail T-1 Circuits	25K
Colocation Sites	~260
Ethernet-over-Copper Equipped Colos (EoC)	38%
Fiber Route Miles	~3,000
Employees as of 3/31/12	
Total Employees	850
Quota-Bearing Sales Reps (all Channels)	150
Agent Channel Partners	~300


Broadview Networks
Buffalo
Syracuse
Albany
Boston
Providence
Hartford
Rye Brook
New York
Pittsburgh
Harrisburg
Philadelphia
Baltimore
Washington D.C.
Headquarters
PCP
Intra-City Fiber
NOC
MPLS, Switch and Data Collocation
MPLS and Switch

Superior Customer Service & Quality

Commendation for High Quality Service from the State of New York

WINNER STEVIES 2011 FOR SALES & CUSTOMER SERVICE

Stevie Award for Innovation in Customer Service at the 2011 American Business Awards

CRAIN'S NEW YORK BUSINESS 54TH LARGEST PRIVATELY HELD COMPANY BASED IN NEW YORK 2011

Recognized by Crain's as the 54th Largest Private Company in the New York area

© 2012 Broadview Networks Holdings, Inc.

5

Successful Integration Track Record

Objective

Create merger of equals with a new, T-based strategy, scale and operational efficiencies

Objective

Enhance scale, diversify product portfolio, expand fiber network

Objective

Allow Broadview to control the developmental roadmap to key technology

2005 2006 2007 2008 2009

Objective

Improve product offerings and strengthen and increase market footprint

Objective

Strengthen presence in existing market, expand next-gen product portfolio

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Diversified Product & Customer Base

Focused on Serving Customers with High Capacity, IP-based Products

Approximately 36K SMB customers

Diverse customer base and low revenue concentration risk

Revenue by Segment – Q1 2012

Retail Revenue by Product Type – Q1 2012 (1)

Carrier, 4% Other, 2%

Wholesale, 6%

Retail Voice & Data, 88%

Cloud-based Products, 14%

T-1 Based Products, 46%

All Other Traditional Products, 25%

Traditional Voice Attached to a T-1, 15%

75%

(1) Percent based on Retail Voice & Data revenue.

75% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Broadview’s Business Evolution

Circa 2006

Today (1) (2)

Retail Revenue Mix

Data, 12%

Voice, 88%

Cloud, 14%

Data, 26%

Voice, 60%

Network Mix (3)

T-1 & IP-based, 33%

Traditional Voice, 67%

EoC 8%

Standard T-1 & IP-based 54%

Traditional Voice / Data not attached to T-1 20%

Traditional Voice Attached to T-1 18%

80%

(1) For the quarter ended March 31, 2012.

(2) Voice includes allocated portion of integrated access (3) Retail access line equivalents.

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Growing Revenues From Larger Customers

Retail Revenue By Customer Size

2006 (1)

Present (2)

> $25,000, 2%

$10,000—$25,000, 4%

$5,000—$10,000, 6%

$1,000—$5,000, 28%

$0—$500, 41%

$500—$1,000, 18%

59%

> $25,000, 9%

$10,000—$25,000, 11%

$5,000—$10,000, 11%

$0—$500, 14%

$500—$1,000, 17%

$1,000—$5,000, 38%

86%

Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and services 86% of Broadview’s retail revenue is generated by customers spending more than $500 monthly versus 59% in 2006

(1) Broadview standalone 2006.

(2) Broadview March 2012 Billing Database.

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Steady Growth In Revenue Per Customer

Focus on Next-Gen Products and Services

New Retail Sales (Q1 2012)

Average Revenue per Business Customer (Retail)

Traditional Voice & Data Products, 21%

T-1 & IP-Based Products, 79%

$800 $700 $600 $500 $400 $300

CAGR: 11%

$692 $674 $642 $656 $626 $598 $606 $610 $570 $526 $542 $553 $504

Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sept Dec ‘ Mar ‘09 ‘09 ‘09 ‘09 ‘10 ‘10 ‘10 ‘10 ‘11 ‘11 ‘11 11 ‘12

Q1 2012 Revenue Loss By Account Size (1)

3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

Total Revenue Loss: 1.89%

2.93%

1.97%

1.76%

1.59%

0.90%

0.79%

$0—$500 $500—$1,000—$5,000—$10,000—> $25,000 $1,000 $5,000 $10,000 $25,000

Account Size

Cloud-based services ~34%

Today, T-1, IP-based and cloud-based products make up approximately 79% of new sales This has resulted in higher average MRRs Overall revenue loss is below 2% (1) 86% of current customer base is over $500 in MRR with significantly lower revenue loss characteristics

(1) Quarterly average of monthly revenue loss. Broadview’s calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry.

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Focused Sales Strategy

Targeting Mid-sized SMB, Single and Multi-location Companies

150 Quota-bearing sales reps across all channels

Direct sales: 63% of new sales

Dedicated teams focused on new customer acquisition, upselling, renewals and customer retention Sales to new customers average >$900 Sales to existing customers represents 40%+ of new sales

Agent sales: 24% of new sales

Approximately 300 agents

Primary go-to-market for cloud-based services nationwide Awarded “Top 50 Channel Program” by PHONE+ Magazine’s Indirect Sales Channel Partners

Wholesale sales: 13% of new sales

Sells our core products and services including MPLS, POTS, T’s, data colocation to other carriers throughout our footprint

2012 Channel Expansion

Distribution Partners and Web Marketing

Total LTM New Sales by Channel (1)

Wholesale, 13%

Agent, 24%

Direct, 63%

(1) Last Twelve Months (LTM) as of March 31, 2012.

© 2012 Broadview Networks Holdings, Inc.

Broadview NETWORKS®

Leveraging Our Customer Base

Increasing Walletshare Through New Cloud-based Products and Services

- Approximately 36K existing business customers
- A trusted provider of mission critical network services (voice and data)
- Over 5 years experience providing cloud-based solutions with OfficeSuite®
- New cloud-based technologies allowing us to address greater walletshare of IT spend



Business IT Spend Breakdown
Utilities, Power, IT Floorspace & Other 4%
Carriers & Network Infrastructure 11%
Personnel 47%
Application Software, Security & Business Continuity 20%
Computers, Servers, Storage & Peripherals 18%
53%

Source: Computer Economics, *IT Spending and Staffing Benchmarks 2010/2011.*

Technology Enabling Us to Target Additional Customer Spend

© 2012 Broadview Networks Holdings, Inc.

12

Broadview NETWORKS

Cloud-based Products Overview

OfficeSuite™ Cloud-based Communication System



Broadview Networks
OfficeSuite™ Platform
Switch
Mobile Phone
Internet
Teleworker
Mobile Pro
Branch Office

- Full featured cloud-based VoIP communications systems
- IP "Quadruple" play - voice, data, managed services and hardware
- Enterprise grade quality and features
- Broadview owns underlying intellectual property
- One of the largest hosted VoIP providers in the U.S. communications industry

Awards & Recognition

TOP 10 SERVICE PROVIDER
INFONETICS RESEARCH
2009 | 2010 | 2011

LEADERSHIP NGN 2011 AWARD

Cloud Computing Product Suite

Hosted E-mail Including Enterprise And Microsoft Exchange
Blended solutions for cost-efficiency without sacrificing quality

Microsoft SharePoint Server

Hosted Microsoft SharePoint
A collaboration tool that creates a secure intranet site to improve productivity

Microsoft Office 2010

Hosted Office Anywhere – Virtual Desktop
Seamlessly access and store Microsoft Office and business application data

Hosted Business Applications
Support for all your business applications in a secure SAS 70 Type II certified data center

Complete Backup And Recovery
A network-based solution that allows you to quickly restore files on-demand

Virtualized And Dedicated Servers
Secure, redundant and scalable server options with a 99.99% SLA guaranteed uptime

© 2012 Broadview Networks Holdings, Inc.

13

Broadview NETWORKS

Capitalizing On Market Growth In Cloud-based Services

Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in the Cloud Services Market for 5 Years

Broadview Results to Date

Cloud Communications and Other Cloud-based Revenue

Annual Revenue $ Millions

$40 $35 $30 $25 $20

$15

2009 2010 2011 30% Cagr

Industry Opportunity

U.S. Cloud Services Market

Annual Revenue $ Billions

$30

$25

$20

$15

$10

$5

$0

2010 2012 2014

Source: IDC. Worldwide and Regional Public IT Cloud Services; June 2010.

18% Cagr

© 2012 Broadview Networks Holdings, Inc.

Broadview

Network®

Financial Overview

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Revenue Drivers

Improving Trends

Traditional Voice Decline Slowing

$50 $47.2

$44.1

$41.4

$39.2

$40 $37.1

$35.2 $34.2

$32.7

$31.6

$30.4 $29.4

$30 $27.8 $27.0

$20

$10

$0

Q1’09 Q3’09 Q1’10 Q3’10 Q1’11 Q3’11 Q1’12

(5.7%) Avg Q decline (3.7%) Avg Q decline

Approaching Inflection Point

Larger product set

Increased geographic sales reach Continued MRR moving up-market Increased utilization of web marketing efforts 1Q 2012 Reflects $1.3 million sequential drop in Carrier revenue –improved sequential decline in Voice

& Data revenue

Increasing Revenue per Business Customer

$800 $750 $692 $674 $700 $656 $642 $626 $650 $598$ 606$610 $570 $600 $526$ 542$ 553 $550 $504 $500 $450 $400 $350 $300 $250

Q1’09 Q3’09 Q1’10 Q3’10 Q1’11 Q3’11 Q1’12

11% Cagr

Growth From Cloud

$12 $10.8

$10.1

$9.6

$10 $9.0

$8.3

$7.8

$8 $7.2

$6.6

$6.2

$5.4 $5.5 $5.8

$6 $4.9

$4

$2

$0

Q1’09 Q3’09 Q1’10 Q3’10 Q1’11 Q3’11 Q1’12

30% Cagr

Total Revenue (1Q12)

$130.0 $122.0 $116.0 $111.8 $120.0 $106.7 $105.7 $110.0 $102.9 $100.4 $98.7 $98.4 $95.5 $93.4 $90.8 $100.0 $88.5 $90.0 $80.0 $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $

Q1’09 Q2’09 Q3’09 Q4’09 Q1’10 Q2’10 Q3’10 Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12

3Q’11 and 4Q’11 revenue trajectory directionally influenced by 3Q Verizon work stoppage and Hurricane Irene effects. However, management believes that no additional charges or financial reserves were required as a result of these influences.

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Improved Revenue Mix – Stable EBITDA Margins

($Millions)

Historical Revenue



$600
$500
$400
$300
$200
$100
$0
$496.9
$456.5
$407.7
$378.2
$368.3
$241.7
$204.0
$166.1
$144.3
$136.6
$255.2
$252.5
$241.6
$233.9
$231.7
2008
2009
2010
2011
LTM Q1'12
T1 & Cloud Account Revenue
Traditional Voice in T-1 Accounts
Other Revenue

Historical Adjusted EBITDA & Margins (1)



$90
$75
$60
$45
$30
$15
$0
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
$71.0
$77.2
$69.9
$69.0
$65.7
14.3%
16.9%
17.1%
18.3%
17.9%
2008
2009
2010
2011
1Q12 LTM

Enhanced Value of Customer Base

	2008	2011
Revenue:	$496.9 M	$378.2M
Adj. EBITDA(1):	$71.0M	$69.0M
Adj. EBITDA Margin:	14.3%	18.3%
4Q Revenue loss:	2.42%	1.74%
Avg. customer life:	3+ yrs	4+ yrs

Shifting revenue composition to higher value-added services

- ***Higher margin services***
- ***Greater % of revenue shifting to larger clients, resulting in reduced churn***

(1) Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation and retention costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives.

© 2012 Broadview Networks Holdings, Inc.

17

Recurring Free Cash Flow

Quarterly Update

($Millions)

($Millions)

Revenue (1)

$125

$100 $98.7 $98.4 $95.5 $93.4 $90.8 $88.5

$75 $39.2 $39.3 $36.4 $35.0 $33.5 $31.7

$50 $59.5 $59.1 $59.1 $58.4 $57.3 $56.9

$25

$0

Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12

T1 & Cloud Account Revenue

Other Revenue

Traditional Voice in T-1 Accounts

Capital Expenditures

$12

$10 $8.8 $8.5

$8 $6.7 $7.4 $6.5

$6 $5.4

$4

$2

$0

Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12

(1) Prior Periods Updated to Current Revenue Categories

Adjusted EBITDA

$20 $18.0 $17.8 25%

$17.3 $17.3

$18 $15.9

$16 $14.7 20%

$14 18.6%

$12 17.6% 18.3% 18.5% 17.5% 15%

16.6%

$10

$8 10%

$6

$4 5%

$2

$0 0%

Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12

Free Cash Flow (2)

$12 $10.6 $10.5

$9.9

$10 $9.2 $9.3

$8.2

$8

$6

$4

$2

$0

Q4’10 Q1’11 Q2’11 Q3’11 Q4’11 Q1’12

(2) Free Cash Flow (“FCF”) defined as Adjusted EBITDA less Capital Expenditures.

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Balance Sheet

($ Millions) 12/31/11 3/31/12

Assets

Cash and Investments $38.9 $25.1 Accounts Receivable 33.1 30.6 Other Current Assets 9.9 11.0

Total Current Assets $81.9 $66.7

Gross P,P &E 247.6 253.5 Accumulated Depreciation (167.0) (174.8) Property & Equipment, net 80.6 78.7 Goodwill 98.2 98.2 Intangible Assets, net 9.7 8.9 Other Assets 6.3 5.8

Total Assets $276.7 $258.3

Liabilities & Stockholders’ Deficiency

Current Liabilities $53.1 $41.5 Current Portion of LTD 319.8 318.4

Total Current Liabilities $372.9 $360.0

Long Term Debt 0.0 0.0 Capital Leases 2.7 2.3

Other Liabilities 10.8 11.1

Total Liabilities $386.4 $373.4

Total Stockholders’ Deficiency (109.7) (115.0)

Total Liabilities & Stockholders’ Deficiency $276.7 $258.3

Components of Debt

12/31/12 3/31/12

Revolving Credit Facility $17.1 $16.1 Capital Lease Obligations (incl. Current Portion) $4.6 $4.1

Senior Secured Notes (excl. Premium) $300.0 $300.0

Total Debt (excl. Premium) $321.7 $320.2

Premium on Senior Secured Notes $0.8 $0.5

Total Debt (incl. Premium) $322.6 $320.7

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Liquidity

• Top Down Run Rate – $66M LTM Adjusted EBITDA less $28M LTM Capex less $35M run rate interest = marginally cash flow positive (pre transaction cost and certain professional fees, settlements and other non-recurring items)

• CIT revolver facility ($16M funded and $1M of outstanding L/Cs as of 3/31/12) matures on June 1, 2012

• Cash and Investments balance at 3/31/12: $25M

• Cash coupon of $17M paid 3/1/12

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Highlights

Leading Provider of Next-Generation Communications Solutions State-of-the-Art Network Infrastructure Large & Diversified Customer Base Strong and Improving Key Operating Metrics Recurring FCF and Increasing Profitability Margins Experienced Management

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Appendix

© 2012 Broadview Networks Holdings, Inc.

Broadview

Networks®

Adjusted EBITDA Reconciliation

($ in Thousands)	Fiscal Year Ended December 31,			Three Months Ended					
	2009	2010	2011	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
				(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statement of Operations Data:									
Revenues	$ 456,452	$ 407,704	$ 378,154	$ 98,668	$ 98,419	$ 95,537	$ 93,444	$ 90,754	$ 88,548
Cost of revenues (exclusive of depreciation and amortization)	225,431	193,860	178,500	46,981	45,837	45,028	43,853	43,782	43,052
Gross profit	231,021	213,844	199,654	51,687	52,582	50,509	49,591	46,972	45,496
Selling, general and administrative	154,722	148,917	132,460	34,874	34,770	32,813	33,360	31,517	31,613
Depreciation and amortization	49,922	44,085	39,653	9,932	9,781	9,987	9,941	9,944	9,301
Income (loss) from operations	26,377	20,842	27,541	6,881	8,031	7,709	6,290	5,511	4,582
Interest expense	(39,197)	(38,379)	(38,302)	(9,620)	(9,717)	(9,616)	(9,625)	(9,344)	(9,697)
Interest income	112	73	70	23	20	17	18	15	18
Other income (expense)	17	-	183	-	-	183	-	-	-
Loss before income taxes	(12,691)	(17,464)	(10,508)	(2,716)	(1,666)	(1,707)	(3,317)	(3,818)	(5,097)
Provision for income taxes	(1,179)	(1,288)	(1,347)	(237)	(372)	(319)	(382)	(274)	(248)
Net loss	$ (13,870)	$ (18,752)	$ (11,855)	$ (2,953)	$ (2,038)	$ (2,026)	$ (3,699)	$ (4,092)	$ (5,345)
Other Financial Data:									
EBITDA (1)	$ 76,316	$ 64,927	$ 67,377	$ 16,813	$ 17,812	$ 17,879	$ 16,231	$ 15,455	$ 13,883
Adjusted EBITDA (1)	77,202	69,913	69,039	17,317	18,006	17,812	17,317	15,904	14,705
Adjusted EBITDA margin	16.9%	17.1%	18.3%	17.6%	18.3%	18.6%	18.5%	17.5%	16.6%
Net loss	$ (13,870)	$ (18,752)	$ (11,855)	$ (2,953)	$ (2,038)	$ (2,026)	$ (3,699)	$ (4,092)	$ (5,345)
Interest expense	39,197	38,379	38,302	9,620	9,717	9,616	9,625	9,344	9,697
Interest income	(112)	(73)	(70)	(23)	(20)	(17)	(18)	(15)	(18)
Provision for income taxes	1,179	1,288	1,347	237	372	319	382	274	248
Depreciation and amortization	49,922	44,085	39,653	9,932	9,781	9,987	9,941	9,944	9,301
EBITDA	76,316	64,927	67,377	16,813	17,812	17,879	16,231	15,455	13,883
Costs associated with initial public offering (a)	-	3,669	-	-	-	-	-	-	-
Severance and related separation costs (b)	552	1,121	295	422	152	83	31	29	371
Professional fees related to strategic initiatives (c)	101	137	595	82	42	33	100	420	451
Costs associated with early termination of lease (d)	-	-	955	-	-	-	955	-	-
Share-based compensation (e)	233	59	-	-	-	-	-	-	-
Other Income	-	-	(183)	-	-	(183)	-	-	-
Adjusted EBITDA	77,202	69,913	69,039	17,317	18,006	17,812	17,317	15,904	14,705
Capital expenditures	(33,747)	(29,879)	(30,134)	(6,707)	(8,816)	(8,505)	(7,425)	(5,388)	(6,501)
Free Cash Flow (2)	$ 43,455	$ 40,034	$ 38,905	$ 10,610	$ 9,190	$ 9,307	$ 9,892	$ 10,516	$ 8,204

(1) Adjusted EBITDA represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation and retention costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives.

(a) Represents one-time, non-recurring costs associated with initial public offering.

(b) Relates primarily to guaranteed severance payments and employee health benefits.

(c) Represents expenses that management believes are not reflective of our core operations.

(d) Represents expenses that management believes are not reflective of our core operations.

(e) Represents non-cash expenses incurred as part of executive compensation.

(2) Free Cash Flow defined as Adjusted EBITDA less capital expenditures.

© 2012 Broadview Networks Holdings, Inc.

23

Broadview NETWORKS